PERRIGO COMPANY PLC
RESTRICTED STOCK UNIT AWARD AGREEMENT
(PERFORMANCE-BASED)
(Under the Perrigo Company plc 2013 Long-Term Incentive Plan)
TO:                          [Name] [ Title]
RE:                          Notice of Amendment to Restricted Stock Unit Award (Performance-Based)

This is to notify you that Perrigo Company plc (the "Company") has amended the Restricted Stock Unit Award granted to you under the Perrigo Company plc 2013 Long-Term Incentive Plan (the "Plan") on _______ ___, 2013 (the "Grant Date").  The Award consisted of performance-based restricted stock units, as described in your Restricted Stock Unit Award Agreement (the "Agreement") for the Award.
Effective as of ___________ ___, 2015, the Agreement has been amended as follows:
1.          Section 1.4 ("Special Vesting Rules") is revised to read as follows:
1.4            Special Vesting Rules.  Notwithstanding Section 1.2 above, in the event of a Change in Control of the Company while you are employed by or otherwise providing service to the Company, or in the event your Termination Date occurs because of Retirement or because of an Involuntary Termination for Economic Reasons, all of the PRSUs awarded under Section 1.1 that have not previously been forfeited and for which the applicable Measurement Period has not been completed shall fully vest as if Target performance had been attained for such Measurement Period, with full vesting to occur effective as of the date of such event.  If your Termination Date occurs because of death or Disability, the PRSUs shall vest or be forfeited as of the PRSU Vesting Date set forth in Section 1.2, based on the attainment of the performance goals.
****
We look forward to your continuing contribution to the growth of the Company.
Very truly yours,

[Name]
[Title]

PERRIGO COMPANY PLC
RESTRICTED STOCK UNIT AWARD AGREEMENT
(PERFORMANCE-BASED)
(Under the Perrigo Company plc 2013 Long-Term Incentive Plan)
TO:                            [Name] [ Title]
RE:                          Notice of Amendment to Restricted Stock Unit Award (Performance-Based)

This is to notify you that Perrigo Company plc (the "Company") has amended the Restricted Stock Unit Award granted to you under the Perrigo Company plc 2013 Long-Term Incentive Plan (the "Plan") on _______ ___, 2014 (the "Grant Date").  The Award consisted of performance-based restricted stock units, as described in your Restricted Stock Unit Award Agreement (the "Agreement") for the Award.
Effective as of ___________ ___, the Agreement has been amended as follows:
1.          The first sentence of Section 1.4 ("Special Vesting Rules") is revised to read as follows:
1.4            Special Vesting Rules.  Notwithstanding Section 1.2 above, in the event of a Change in Control of the Company while you are employed by or otherwise providing service to the Company, or in the event your Termination Date occurs because of Retirement or because of an Involuntary Termination for Economic Reasons, all of the PRSUs awarded under Section 1.1 that have not previously been forfeited and for which the applicable Measurement Period has not been completed shall fully vest as if Target performance had been attained for such Measurement Period, with full vesting to occur effective as of the date of such event.  If your Termination Date occurs because of death or Disability, the PRSUs shall vest or be forfeited as of the PRSU Vesting Date set forth in Section 1.2, based on the attainment of the performance goals.
****
We look forward to your continuing contribution to the growth of the Company.
Very truly yours,

[Name]
[Title]

PERRIGO COMPANY PLC
RESTRICTED STOCK UNIT AWARD AGREEMENT
(PERFORMANCE-BASED)
(Under the Perrigo Company plc 2013 Long-Term Incentive Plan)
TO:                          [Name] [ Title]
RE:                          Notice of Amendment to Restricted Stock Unit Award (Performance-Based)

This is to notify you that Perrigo Company plc (the "Company") has amended the Restricted Stock Unit Award granted to you under the Perrigo Company plc 2013 Long-Term Incentive Plan (the "Plan") on _______ ___, 2015 (the "Grant Date").  The Award consisted of performance-based restricted stock units, as described in your Restricted Stock Unit Award Agreement (the "Agreement") for the Award.
Effective as of ___________ ___, the Agreement has been amended as follows:
1.          The first sentence of Section 1.4 ("Special Vesting Rules") is revised to read as follows:
1.4            Special Vesting Rules.  Notwithstanding Section 1.2 above, in the event of a Change in Control of the Company while you are employed by or otherwise providing service to the Company, or in the event your Termination Date occurs because of Retirement or because of an Involuntary Termination for Economic Reasons, all of the PRSUs awarded under Section 1.1 that have not previously been forfeited and for which the applicable Measurement Period has not been completed shall fully vest as if Target performance had been attained for such Measurement Period, with full vesting to occur effective as of the date of such event.  If your Termination Date occurs because of death or Disability, the PRSUs shall vest or be forfeited as of the PRSU Vesting Date set forth in Section 1.2, based on the attainment of the performance goals.
****
We look forward to your continuing contribution to the growth of the Company.
Very truly yours,

[Name]
[Title]

PERRIGO COMPANY PLC
RESTRICTED STOCK UNIT AWARD AGREEMENT
(PERFORMANCE-BASED)
(Under the Perrigo Company plc 2013 Long-Term Incentive Plan)
TO:                          [Name] [ Title]
RE:                          Notice of Amendment to Restricted Stock Unit Award (Performance-Based)

This is to notify you that Perrigo Company plc (the "Company") has amended the Restricted Stock Unit Award granted to you under the Perrigo Company plc 2013 Long-Term Incentive Plan (the "Plan") on _______ ___, 2013 (the "Grant Date").  The Award consisted of performance-based restricted stock units, as described in your Restricted Stock Unit Award Agreement (the "Agreement") for the Award.
Effective as of ___________ ___, the Agreement has been amended as follows:
1.          Each reference in the Agreement to the term "fiscal year" is replaced by the term "Measurement Period."
2.          The first paragraph of Section 1.2 is revised to read as follows:
The number of PRSUs awarded in Section 1.1 payable to you, if any, shall be determined as of the PRSU Vesting Date.  That number will be determined based on the average level of attainment of the Performance Measure(s) for each Measurement Period in the Performance Period, in accordance with the schedule determined by the Committee at the time the Performance Measures and applicable Performance Goals are established by the Committee.
3.          Section 1.2 is amended by inserting the phrase "on or" immediately prior to the words "prior to the PRSU Vesting Date" in the last paragraph.
4.          Section 1.3(c) ("Performance Period") is revised to read as follows:
(c)            "Performance Period" means a period of three "Measurement Periods."  The first Measurement Period begins on June 30, 2013 and ends on June 28, 2014.  The second Measurement Period begins on June 29, 2014 and ends on June 27, 2015.  The third Measurement Period begins on June 28, 2015 and ends on December 31, 2015.
5.          Section 1.3(d) ("PRSU Vesting Date") is revised to read as follows:
(d)            "PRSU Vesting Date" means June 25, 2016.

6.          The first sentence of Section 1.4 ("Special Vesting Rules") is revised to read as follows:
1.4            Special Vesting Rules.  Notwithstanding Section 1.2 above, in the event of a Change in Control of the Company while you are employed by or otherwise providing service to the Company, all of the PRSUs awarded under Section 1.1 that have not previously been forfeited and for which the applicable Measurement Period has not been completed shall fully vest as if Target performance had been attained for such Measurement Period, with full vesting to occur effective as of the date of any such event.
7.          Section 1.5 ("Settlement of Performance Restricted Stock Units") is revised to read as follows:
1.5            Settlement of PRSUs.  Provided the Committee has certified the average payout for each of the three Measurement Periods in the Performance Period and provided your Termination Date has not occurred on or prior to the PRSU Vesting Date, on or as soon as practicable following the PRSU Vesting Date, the Company shall transfer to you one share of Common Stock for each PRSU, if any, as determined pursuant to Section 1.2 or 1.4 of this Agreement (the date of any such transfer shall be the "settlement date" for purposes of this Agreement); provided, however, the Company in its discretion may settle PRSUs in cash, based on the fair market value of the shares on the settlement date.  No fractional shares shall be transferred.  Any fractional share shall be rounded to the nearest whole share.  The income attributable to the vesting of PRSUs and the amount of any required tax withholding will be determined based on the value of the shares on the settlement date.  PRSUs are not eligible for dividend equivalents.
****
We look forward to your continuing contribution to the growth of the Company.
Very truly yours,

[Name]
[Title]

PERRIGO COMPANY PLC
RESTRICTED STOCK UNIT AWARD AGREEMENT
(PERFORMANCE-BASED)
(Under the Perrigo Company plc 2013 Long-Term Incentive Plan)
TO:                         [Name] [ Title]
RE:                          Notice of Amendment to Restricted Stock Unit Award (Performance-Based)

This is to notify you that Perrigo Company plc (the "Company") has amended the Restricted Stock Unit Award granted to you under the Perrigo Company plc 2013 Long-Term Incentive Plan (the "Plan") on _______ ___, 2014 (the "Grant Date").  The Award consisted of performance-based restricted stock units, as described in your Restricted Stock Unit Award Agreement (the "Agreement") for the Award.
Effective as of ___________ ___, the Agreement has been amended as follows:
1.          Each reference in the Agreement to the term "fiscal year" is replaced by the term "Measurement Period."
2.          The first paragraph of Section 1.2 is revised to read as follows:
The number of PRSUs awarded in Section 1.1 payable to you, if any, shall be determined as of the PRSU Vesting Date.  That number will be determined based on the average level of attainment of the Performance Measure(s) for each Measurement Period in the Performance Period, in accordance with the schedule determined by the Committee at the time the Performance Measures and applicable Performance Goals are established by the Committee.
3.          Section 1.2 is amended by inserting the phrase "on or" immediately prior to the words "prior to the PRSU Vesting Date" in the last paragraph.
4.          Section 1.3(c) ("Performance Period") is revised to read as follows:
(c)            "Performance Period" means a period of three "Measurement Periods."  The first Measurement Period begins on June 30, 2013 and ends on June 28, 2014.  The second Measurement Period begins on June 29, 2014 and ends on June 27, 2015.  The third Measurement Period begins on June 28, 2015 and ends on December 31, 2015.
5.          Section 1.3(d) ("PRSU Vesting Date") is revised to read as follows:

(d)            "PRSU Vesting Date" means June 25, 2016.
6.          The first sentence of Section 1.4 ("Special Vesting Rules") is revised to read as follows:
1.4            Special Vesting Rules.  Notwithstanding Section 1.2 above, in the event of a Change in Control of the Company while you are employed by or otherwise providing service to the Company, all of the PRSUs awarded under Section 1.1 that have not previously been forfeited and for which the applicable Measurement Period has not been completed shall fully vest as if Target performance had been attained for such Measurement Period, with full vesting to occur effective as of the date of any such event.
7.          Section 1.5 ("Settlement of Performance Restricted Stock Units") is revised to read as follows:
1.5            Settlement of PRSUs.  Provided the Committee has certified the average payout for each of the three Measurement Periods in the Performance Period and provided your Termination Date has not occurred on or prior to the PRSU Vesting Date, on or as soon as practicable following the PRSU Vesting Date, the Company shall transfer to you one share of Common Stock for each PRSU, if any, as determined pursuant to Section 1.2 or 1.4 of this Agreement (the date of any such transfer shall be the "settlement date" for purposes of this Agreement); provided, however, the Company in its discretion may settle PRSUs in cash, based on the fair market value of the shares on the settlement date.  No fractional shares shall be transferred.  Any fractional share shall be rounded to the nearest whole share.  The income attributable to the vesting of PRSUs and the amount of any required tax withholding will be determined based on the value of the shares on the settlement date.  PRSUs are not eligible for dividend equivalents.
****
We look forward to your continuing contribution to the growth of the Company.
Very truly yours,

[Name]
[Title]